Item 77C - DWS U.S. Bond Index Fund

Registrant incorporates by reference to its Proxy Statement
 filed on
April 3, 2006 (Accession No. 0001193125-06-082517).
A Special Meeting of shareholders (the "Meeting") of DWS
U.S. Bond
Index Fund (the "Fund") was held on May 5, 2006, at the
offices of
Deutsche Asset Management, 345 Park Avenue, New York,
New York
10154. At the Meeting, the following matters were voted
upon by the
shareholders (the resulting votes are presented below).
I.	Election of Trustees. ("Number of Votes" represents
 all Funds that are
series of DWS Advisor Funds II.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
24,443,160.842
314,924.000
Dawn-Marie Driscoll
24,442,894.842
315,190.000
Keith R. Fox
24,443,320.842
314,764.000
Kenneth C. Froewiss
24,443,320.842
314,764.000
Martin J. Gruber
24,443,320.842
314,764.000
Richard J. Herring
24,443,320.842
314,764.000
Graham E. Jones
24,443,320.842
314,764.000
Rebecca W. Rimel
24,442,894.842
315,190.000
Philip Saunders, Jr.
24,443,160.842
314,924.000
William N. Searcy, Jr.
24,443,160.842
314,924.000
Jean Gleason
Stromberg
24,442,894.842
315,190.000
Carl W. Vogt
24,443,320.842
314,764.000
Axel Schwarzer
24,443,160.842
314,924.000

II-A.	Approval of an Amended and Restated Investment
 Management
Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,746,980.837
47,666.238
28,227.000
1,546,735.000

II-B.	Approval of an Amended and Restated Investment
 Management
Agreement with Deutsche Investment Management Americas
 Inc.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,749,232.075
45,406.000
28,236.000
1,546,735.000



II-C.	Approval of a Subadvisor Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,748,137.075
44,499.000
30,238.000
1,546,735.000

III.	Approval of revised fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,578.075
51,202.000
9,094.000
1,546,735.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,747.075
51,033.000
9,094.000
1,546,735.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,747.075
51,033.000
9,094.000
1,546,735.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,747.075
51,033.000
9,094.000
1,546,735.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,747.075
51,033.000
9,094.000
1,546,735.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,747.075
51,033.000
9,094.000
1,546,735.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,578.075
51,202.000
9,094.000
1,546,735.000

III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,747.075
51,033.000
9,094.000
1,546,735.000

III-I	Portfolio Diversification for Diversified
 Funds

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,747.075
51,033.000
9,094.000
1,546,735.000

III-U.	Oil, Gas and Mineral Programs

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,762,747.075
51,033.000
9,094.000
1,546,735.000

V.	Approval of Amended and Restated Agreements
and Declaration of
Trust. ("Number of Votes" represents all Funds that are series of DWS
Advisor Funds II.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
18,337,453.842
74,369.000
97,082.000
6,249,180.000

IX.	Approval of Reorganization into Another Trust.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,751,392.075
42,550.000
28,932.000
1,546,735.000
*	Broker non-votes are proxies received by the
fund from brokers or nominees when the
broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.




C:\Documents and Settings\mirandw\Local Settings\Temporary
 Internet Files\OLK15\Item 77c US
Bond Index Fund.rtf



Item 77C - DWS EAFE Equity Index Fund

Registrant incorporates by reference to its Proxy
 Statement filed on
April 3, 2006 (Accession No. 0001193125-06-044817).
A Special Meeting of shareholders (the "Meeting") of
 DWS EAFE Equity
Index Fund (the "Fund") was held on May 5, 2006, at
 the offices of
Deutsche Asset Management, 345 Park Avenue,
New York, New York
10154. At the Meeting, the following matters were
 voted upon by the
shareholders (the resulting votes are presented
 below).
I.	Election of Trustees. ("Number of Votes"
represents all Funds that
are series of DWS Advisor Funds II.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
24,443,160.842
314,924.000
Dawn-Marie Driscoll
24,442,894.842
315,190.000
Keith R. Fox
24,443,320.842
314,764.000
Kenneth C. Froewiss
24,443,320.842
314,764.000
Martin J. Gruber
24,443,320.842
314,764.000
Richard J. Herring
24,443,320.842
314,764.000
Graham E. Jones
24,443,320.842
314,764.000
Rebecca W. Rimel
24,442,894.842
315,190.000
Philip Saunders, Jr.
24,443,160.842
314,924.000
William N. Searcy, Jr.
24,443,160.842
314,924.000
Jean Gleason
Stromberg
24,442,894.842
315,190.000
Carl W. Vogt
24,443,320.842
314,764.000
Axel Schwarzer
24,443,160.842
314,924.000

II-A.	Approval of an Amended and Restated
Investment Management
Agreement with the Fund's Current Investment
 Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,565,213.743
28,163.024
92,654.000
4,702,445.000

II-B.	Approval of an Amended and Restated
Investment Management
Agreement with Deutsche Investment Management
Americas Inc.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,561,221.767
29,082.000
95,727.000
4,702,445.000

III.	Approval of revised fundamental investment
 restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,629,938.767
45,842.000
10,250.000
4,702,445.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,620,116.767
55,664.000
10,250.000
4,702,445.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,620,116.767
55,664.000
10,250.000
4,702,445.000

III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,619,209.536
56,571.231
10,250.000
4,702,445.000

III-I.	Portfolio Diversification for Diversified
 Funds

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-U.	Oil, Gas and Mineral Programs

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

V.	Approval of Amended and Restated Agreement
 and Declaration of
Trust. ("Number of Votes" represents all Funds that
 are series of
DWS Advisor Funds II.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
18,337,453.842
74,369.000
97,082.000
6,249,180.000

IX.	Approval of Reorganization into Another
 Trust.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,580,244.767
22,686.000
83,100.000
4,702,445.000

The Meeting was reconvened on June 1, 2006, at
 which time the following
matter was voted upon by the shareholders (the
 resulting votes are
presented below).
II-C.	Approval of a Subadvisor Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,441,805.233
499,072.000
91,889.000
4,548,136.000

*	Broker non-votes are proxies received by
 the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other
persons entitled to vote nor has discretionary power to vote on a particular matter.





Item 77C - DWS EAFE Equity
Index Fund

Registrant incorporates by
reference to its Proxy
Statement filed on April 3,
2006 (Accession No.
0001193125-06-044817).
A Special Meeting of
shareholders (the "Meeting") of
DWS EAFE Equity Index Fund
(the "Fund") was held on May 5,
2006, at the offices of Deutsche
Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the
following matters were voted
upon by the shareholders (the
resulting votes are presented
below).
I.	Election of Trustees.
("Number of Votes"
represents all Funds that
are series of DWS
Advisor Funds II.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
24,443,160.842
314,924.000
Dawn-Marie Driscoll
24,442,894.842
315,190.000
Keith R. Fox
24,443,320.842
314,764.000
Kenneth C. Froewiss
24,443,320.842
314,764.000
Martin J. Gruber
24,443,320.842
314,764.000
Richard J. Herring
24,443,320.842
314,764.000
Graham E. Jones
24,443,320.842
314,764.000
Rebecca W. Rimel
24,442,894.842
315,190.000
Philip Saunders, Jr.
24,443,160.842
314,924.000
William N. Searcy, Jr.
24,443,160.842
314,924.000
Jean Gleason
Stromberg
24,442,894.842
315,190.000
Carl W. Vogt
24,443,320.842
314,764.000
Axel Schwarzer
24,443,160.842
314,924.000

II-A.	Approval of an Amended
and Restated Investment
Management Agreement
with the Fund's Current
Investment Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,565,213.743
28,163.024
92,654.000
4,702,445.000

II-B.	Approval of an Amended
and Restated Investment
Management Agreement
with Deutsche Investment
Management Americas
Inc.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,561,221.767
29,082.000
95,727.000
4,702,445.000

III.	Approval of revised
fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,629,938.767
45,842.000
10,250.000
4,702,445.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,620,116.767
55,664.000
10,250.000
4,702,445.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,620,116.767
55,664.000
10,250.000
4,702,445.000

III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,619,209.536
56,571.231
10,250.000
4,702,445.000

III-I.	Portfolio Diversification for
Diversified Funds

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

III-U.	Oil, Gas and Mineral
Programs

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,628,653.767
47,127.000
10,250.000
4,702,445.000

V.	Approval of Amended and
Restated Agreement and
Declaration of Trust.
("Number of Votes"
represents all Funds that
are series of DWS Advisor
Funds II.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
18,337,453.842
74,369.000
97,082.000
6,249,180.000

IX.	Approval of
Reorganization into
Another Trust.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,580,244.767
22,686.000
83,100.000
4,702,445.000

The Meeting was reconvened
on June 1, 2006, at which time
the following matter was voted
upon by the shareholders (the
resulting votes are presented
below).
II-C.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,441,805.233
499,072.000
91,889.000
4,548,136.000

*	Broker non-votes are proxies
received by the Fund from brokers
or nominees when the broker or
nominee neither has received
instructions from the beneficial
owner or other persons entitled to
vote nor has discretionary power to
vote on a particular matter.